UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 11, 2016

Date of Report (Date of earliest event reported)

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Results of Operations and Financial Condition.
Put Option Agreement and Securities Purchase Agreement
As previously disclosed in the Current Report on Form 8-K filed on December 7, 2015 by Harmonic Inc. (the “Company”), the Company entered into a Put Option Agreement (the “Put Option Agreement”), on December 7, 2015, with Mr. Eric Louvet, Mr. Eric Gallier, Mr. Jean-Marc Guiot, Mr. Claude Perron, Mrs. Crystele Trévisan-Jallu, Mrs. Delphine Sauvion, Mr. Marc Procureur, Mr. Christophe Delahousse, Mr. Hervé Congard, Mr. Arnaud de Puyfontaine, FPCI Winch Capital 3, a fund (fonds professionnel de capital investissement) organized under the laws of France, Montalivet Networks , a company (société par actions simplifiée) organized under the laws of France, and FPCI CIC Mezzanine 3, a fund (fonds professionnel de capital investissement) organized under the laws of France (each a “Seller” and collectively, the “Sellers”), and Kepler M2, a company (société par actions simplifiée) organized under the laws of France.
On February 11, 2016, pursuant to the terms of the Put Option Agreement, Harmonic International AG, a company organized under the laws of Switzerland (the “Purchaser”), which is wholly-owned by the Company, entered into a securities purchase agreement relating to the purchase of 100% of the share capital and voting rights of Thomson Video Networks, a company (société par actions simplifiée) organized under the laws of France (“TVN”), on a non-diluted basis (the “SPA”) with the Sellers. The initial purchase price for the securities being acquired pursuant to the SPA is $75,000,000, subject to customary working capital and other closing adjustments as set forth in the SPA, payable at closing of the transaction. In addition, there may be additional post-closing payments in amounts respectively capped to (i) the difference between €76,000,000 (as converted from euros into U.S. dollars) and $75,000,000, with respect to an adjustment based on TVN’s 2015 revenue, and (ii) $5,000,000, with respect to an adjustment based on TVN’s 2015 backlog that ships during the first half of 2016, all of which at such times and under the circumstances set forth in the SPA.
The Sellers have agreed to indemnify the Purchaser, subject to certain exceptions and limitations set forth in the SPA, with respect to breaches of representations, warranties and covenants, subject to certain deductions and exceptions and agreed indemnity caps. The parties’ obligations to complete the transaction will be subject to TVN’s reacquisition of its patent portfolio from France Brevets (a third-party patent licensing firm), the receipt of certain historical audited financial statements of TVN prepared in accordance with U.S. generally accepted accounting principles, the receipt of certain regulatory approvals required under French law, and certain other customary closing conditions, and the closing would be expected to occur by the end of March 2016.
The above description of the Put Option Agreement and the SPA does not purport to be complete, and is qualified in its entirety by reference to the full text of each of the Put Option Agreement and the SPA, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2015. Each of the Put Option Agreement and the SPA will be filed with the U.S. Securities and Exchange Commission (the “SEC”) to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about the Company, the Purchaser or TVN. In particular, the representations, warranties and covenants contained in the Put Option Agreement and the SPA (1) were made only for the purposes of those agreements and as of specific dates indicated therein, (2) were solely for the benefit of the parties to those agreements, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing those matters as facts, and (4) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable investors. Moreover, information covering the subject matter of the representations, warranties and covenants may change after the date of the Put Option Agreement, which subsequent information may not be fully reflected in public disclosures by the Company. Accordingly, investors should not read the Put Option Agreement or the SPA in isolation and instead only in conjunction with the other information about the Company, TVN and their respective subsidiaries that the Company includes in reports, statements and other filings that it makes with the SEC.
Statements in this Form 8-K, which are other than historical facts, are intended to be “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) the Private Securities Litigation Reform Act of 1995 and other related laws. While the Company believes such statements are reasonable, the actual results and effects could differ materially from those currently anticipated. Please refer to Part I, Item 1A of the Company’s Form 10-K for the year ended December 31, 2014 for some factors that could cause the actual results to differ from estimates. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise.

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2016, Harmonic Inc. (“Harmonic”) issued a press release regarding its preliminary unaudited financial results for the quarter and fiscal year ended December 31, 2015. In the press release, Harmonic also announced that it would be holding a conference call on February 16, 2016 to discuss its financial results for the quarter and fiscal year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information in Exhibit 99.1 is incorporated herein by reference.
The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and this Current Report on Form 8-K and the exhibit furnished herewith shall not be incorporated by reference into any filing by Harmonic under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press release of Harmonic Inc., issued on February 16, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2016	HARMONIC INC.

	By:	/s/ Harold Covert
Harold Covert
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Harmonic Inc., issued on February 16, 2016.